Exhibit 77Q(1)(d)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective March 11, 2011 is incorporated by reference to exhibit (n) of post-effective amendment No. 90 to the Registration Statement filed on Form Type 485APOS on March 22, 2011 (Accession No. 0001193125-11-073853).